UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2018
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated With Exit or Disposal Activities.

On September 20, 2018, Under Armour, Inc. (the “Company”) announced an update to its previously disclosed 2018 restructuring plan based on an organizational and process redesign intended to optimize the Company’s strategic growth initiatives and overall business performance. Previously, the Company expected to incur approximately $190 million to $210 million of estimated pre-tax restructuring and related charges in connection with its 2018 restructuring plan. On September 14, 2018, the Company’s Board of Directors approved an update to the Company’s 2018 restructuring plan to include approximately $10 million of cash severance charges related to an approximate 3 percent reduction in the Company’s global workforce. Accordingly, the Company now expects approximately $200 million to $220 million of pre-tax restructuring and related charges to be incurred during 2018. This reduction in workforce is expected to be completed by March 31, 2019 and represents the final component and update to the Company’s 2018 restructuring plan.

This disclosure contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements, and include statements regarding anticipated charges and restructuring costs and the timing of these measures. These forward-looking statements are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the estimated future impact of these charges and restructuring costs to differ materially from the forward-looking statements. These risks include the Company’s ability to successfully execute its restructuring plan, higher than anticipated costs in implementing the restructuring plan, management distraction from ongoing business activities, damage to the Company’s reputation and brand image and workforce attrition beyond planned reductions. Additional information regarding other factors that could cause the Company’s results to differ can be found in the Company’s press release attached hereto as Exhibit 99.1, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission, including its Quarterly Reports on Form 10-Q. The forward-looking statements contained in this disclosure reflects the Company’s views and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which this disclosure is made or to reflect the occurrence of unanticipated events.

Item 7.01. Regulation FD Disclosure.

On September 20, 2018, the Company issued a press release announcing an update to its 2018 restructuring plan and its outlook for 2018 with respect to certain financial measures. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated September 20, 2018 announcing an update to its 2018 restructuring plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: September 20, 2018	By:	/s/ David Bergman
David Bergman
Chief Financial Officer